--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form N-1A



                  REGISTRATION STATEMENT (NO. 33-8553) UNDER
                          THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                                                                             /X/
                        Post-Effective Amendment No. 12
                                                                             /X/
                                      and


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                Amendment No. 14
                                                                             /X/

                             VANGUARD QUANTITATIVE
                               PORTFOLIOS, INC.
              (Exact Name of Registrant as Specified in Charter)


                                P.O. Box 2600,
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000



                         Raymond J. Klapinsky, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482

               It is proposed that this filing become effective:
            April 17, 1998, pursuant to paragraph (b) of Rule 485.

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

     We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended December 31, 1997 on March 30, 1998.



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




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[GRAPHIC OMITTED]

                                                 A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- April 17, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT          Vanguard Growth and Income Portfolio (the "Portfolio"), a
OBJECTIVE AND       portfolio of Vanguard Quantitative Portfolios, Inc. (the
POLICIES            "Fund"), is an open-end diversified investment company that seeks to realize a total return (dividend income plus
                    capital change) greater than the return of the aggregate
                    U.S. stock market, as measured by the Standard & Poor's
                    500 Composite Stock Price Index (the "S&P 500 Index").
                    (Prior to April 30, 1997, this Portfolio was known as
                    Vanguard Quantitative Portfolios.) The Portfolio will hold a broadly diversified portfolio of common stocks that in
                    the aggregate exhibit investment characteristics similar to those of the S&P 500 Index. There is no assurance that the
                    Portfolio will achieve its stated objective. Shares of the
                    Portfolio are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN          To open a regular (non-retirement) account, please complete
ACCOUNT             and return the  Account Registration Form. If you need
                    assistance in completing this Form, please call our
                    Investor Information Department. To open an Individual
                    Retirement Account (IRA), please use a Vanguard IRA
                    Adoption Agreement. To obtain a copy of this form, call
                    1-800-662-7447, Monday through Friday, from 8:00 a.m. to
                    9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
                    (Eastern time). The minimum initial investment is $3,000,
                    or $1,000 for Uniform Gifts/Transfers to Minors Act
                    accounts. The Portfolio is offered on a no-load basis
                    (i.e. there are no sales commissions or 12b-1 fees).
                    However, the Portfolio incurs expenses for investment
                    advisory, management, administrative and distribution
                    services.
--------------------------------------------------------------------------------
ABOUT THIS          This Prospectus is designed to set forth concisely the
PROSPECTUS          information you should know about the Portfolio before you invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing
                    additional information about the Portfolio has been filed
                    with the Securities and Exchange Commission. This
                    Statement is dated April 17, 1998 and has been
                    incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, by
                    calling the Investor Information Department at
                    1-800-662-7447 or visiting the Securities and Exchange
                    Commission's website (www.sec.gov).
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                           Page
  Portfolio Expenses ...................     2
  Financial Highlights .................     2
  Yield and Total Return ...............     3
          PORTFOLIO INFORMATION
  Investment Objective .................     4
  Investment Policies ..................     4
  Investment Risks .....................     5
  Who Should Invest ....................     5
  Implementation of Policies ...........     6

                                           Page
  Investment Limitations ...............     8
  Management of the Portfolio ..........     9
  Investment Adviser ...................     9
  Performance Record ...................    11
  Dividends, Capital Gains and
     Taxes .............................    11
  The Share Price of the Portfolio .....    13
  General Information ..................    13

                                           Page
              SHAREHOLDER GUIDE
  Opening an Account and
     Purchasing Shares .................    15
  When Your Account Will Be
     Credited ..........................    18
  Selling Your Shares ..................    19
  Exchanging Your Shares ...............    21
  Important Information About
     Telephone Transactions ............    22
  Transferring Registration ............    23
  Other Vanguard Services ..............    23

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PORTFOLIO           The following table illustrates all expenses and fees that
EXPENSES            you would incur as a shareholder of the Portfolio. The
                    expenses and fees set forth in the table are for the 1997 fiscal year.




                    Shareholder Transaction Expenses
                    -----------------------------------------------------------
                    Sales Load Imposed on Purchases ....................   None
                    Sales Load Imposed on Reinvested Dividends .........   None
                    Redemption Fees ....................................   None
                    Exchange Fees ......................................   None




                    Annual Portfolio Operating Expenses
                ---------------------------------------------------------------
                    Management & Administrative Expenses .........        0.21%
                    Investment Advisory Fees .....................        0.12
                    12b-1 Fees ...................................        None
                    Other Expenses
                      Distribution Costs .........................   0.02%
                      Miscellaneous Expenses .....................   0.01
                                                                     -----
                    Total Other Expenses .........................        0.03
                                                                         -----
                        Total Operating Expenses .................        0.36%
                                                                          =====



                   The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.

                   The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming
                   (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.





                            1 Year     3 Years     5 Years     10 Years
                            --------   ---------   ---------   ---------
                            $  4          $12         $20         $46




                    This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

FINANCIAL           The following financial highlights for a share outstanding
HIGHLIGHTS          throughout each period, insofar as they relate to each of
                    the five years in the period ended December 31, 1997, have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. (Please note, Vanguard
                    Growth and Income Portfolio was previously known as Vanguard Quantitative Portfolios.) This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to
                    Shareholders. The Fund's 1997 Annual Report to
                    Shareholders may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.


                                                       Year Ended December 31,
                                          --------------------------------------------------
                                              1997         1996         1995         1994
                                          -----------  -----------  -----------  -----------
Net Asset Value, Beginning of
 Year ..................................  $ 22.23      $ 19.95       $ 15.56       $ 16.45
                                          --------     --------      --------      --------
Investment Operations
 Net Investment Income .................      .41          .41           .41           .40
 Net Realized and Unrealized Gain
  (Loss) on Investments ................     7.15         4.09          5.14          (.50)
                                          --------     --------      --------      --------
 Total from Investment
  Operations ...........................     7.56         4.50          5.55          (.10)
----------------------------------------- --------     --------      --------      --------
Distributions
 Dividends from Net Investment
  Income ...............................     (.42)        (.40)         (.42)         (.39)
 Distributions from Realized Capital
  Gains ................................    (3.18)       (1.82)         (.74)         (.40)
                                          --------     --------      --------      --------
  Total Distributions ..................    (3.60)       (2.22)        (1.16)         (.79)
----------------------------------------- --------     --------      --------      --------
Net Asset Value, End of Year ...........  $ 26.19      $ 22.23       $ 19.95       $ 15.56
========================================= ========     ========      ========      ========
Total Return ...........................    35.59%       23.06%        35.93%        (0.61)%
========================================= ========     ========      ========      ========
Ratios/Supplemental Data
Net Assets, End of Year (Millions) .....  $ 2,142      $ 1,285       $   909       $   596
Ratio of Total Expenses to Average
 Net Assets ............................     0.36%        0.38%         0.47%         0.48%
Ratio of Net Investment Income to
 Average Net Assets ....................     1.74%        1.97%         2.25%         2.50%
Portfolio Turnover Rate ................       66%          75%           59%           71%
Average Commission Rate Paid ...........  $ .0388      $ .0333           N/A           N/A

                         [RESTUBBED FROM TABLE ABOVE]


                                                                    Year Ended December 31,
                                          ----------------------------------------------------------------------------
                                              1993         1992         1991         1990         1989         1988
                                          -----------  -----------  -----------  -----------  -----------  -----------

Net Asset Value, Beginning of
 Year ..................................   $ 16.30      $ 16.32      $ 13.29      $  14.14     $ 11.08      $  9.80
                                           -------      -------      -------      --------     -------      -------
Investment Operations
 Net Investment Income .................       .40          .44          .47           .49         .43          .36
 Net Realized and Unrealized Gain
  (Loss) on Investments ................      1.83          .69         3.47          (.83)       3.10         1.27
                                           -------      -------      -------      --------     -------      -------
 Total from Investment
  Operations ...........................      2.23         1.13         3.94          (.34)       3.53         1.63
-----------------------------------------  -------      -------      -------      --------     -------      -------
Distributions
 Dividends from Net Investment
  Income ...............................      (.39)        (.44)        (.47)         (.47)       (.47)        (.35)
 Distributions from Realized Capital
  Gains ................................     (1.69)        (.71)        (.44)         (.04)         --           --
                                           -------      -------      -------      --------     -------      -------
  Total Distributions ..................    ( 2.08)       (1.15)        (.91)         (.51)       (.47)        (.35)
-----------------------------------------  -------      -------      -------      --------     -------      -------
Net Asset Value, End of Year ...........   $ 16.45      $ 16.30      $ 16.32      $  13.29     $ 14.14      $ 11.08
=========================================  =======      =======      =======      ========     ========     =======
Total Return ...........................     13.83%        7.01%       30.29%       (2.44)%      32.00%       16.80%
=========================================  =======      =======      =======      ========     ========     =======
Ratios/Supplemental Data
Net Assets, End of Year (Millions) .....   $   531      $   416      $   335      $   211      $   175      $   144
Ratio of Total Expenses to Average Net
 Assets ................................      0.50%        0.40%        0.43%        0.48%        0.53%        0.64%
Ratio of Net Investment Income to
 Average Net Assets ....................      2.22%        2.67%        2.95%        3.34%        3.35%        3.38%
Portfolio Turnover Rate ................        85%          51%          61%          81%          78%          50%
Average Commission Rate Paid ...........       N/A          N/A          N/A          N/A          N/A          N/A



--------------------------------------------------------------------------------
YIELD AND           From time to time the Portfolio may advertise its yield and
TOTAL RETURN        total return. Both yield and total return figures are
                    based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                    In accordance with industry guidelines set forth by the
                    U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's Annual Report to Shareholders.
--------------------------------------------------------------------------------

INVESTMENT          The Portfolio is an open-end diversified investment
OBJECTIVE           company. The objective of the Portfolio is to realize a
                    total investment return (dividend income plus capital
                    change) greater than the return of the aggregate U.S.
                    stock market, as measured by the Standard & Poor's 500
                    Composite Stock Price Index (the "S&P 500 Index"). There
                    is no assurance that the Portfolio will achieve its stated
                    objective.
--------------------------------------------------------------------------------
INVESTMENT          The Portfolio will invest in a broadly diversified
POLICIES            portfolio of common stocks. At least 65% of the
The Portfolio uses  Portfolio's assets will be invested in securities which
quantitative        are included in the S&P 500 Index, while the balance of
techniques to       the Portfolio's assets may be invested  in common stocks
select common       not represented in the Index. Historically, the types
stocks              of securities that the Portfolio invests in have provided
                    capital appreciation and dividend income. The Portfolio is managed without regard to tax ramifications.

                    Stocks are selected for the Portfolio so that, in the aggregate, the investment characteristics of the Portfolio are similar to those of the S&P 500 Index. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while maintaining aggregate investment characteristics similar to those of the S&P 500 Index, the Portfolio seeks to invest in individual common stocks -- including stocks which are not part of the Index -- which will in the aggregate provide a higher total return than the Index. Of course, there can be no assurance that the Portfolio's investment performance will match or exceed that of the S&P 500 Index.

                    To select stocks for the Portfolio, the Portfolio's investment adviser first ranks a broad universe of common stocks using several quantitative investment models. These models are based upon such factors as measures of changes in earnings and of relative value based on present and historical price-to-earnings ratios and yields, as well as dividend discount calculations based on corporate cash flow. Once the ranking of common stocks is completed, the adviser, using a technique known as "portfolio optimization," then constructs a portfolio that in the aggregate resembles the S&P 500 Index, but is weighted towards the most attractive stocks in the universe of stocks monitored, as determined by the quantitative models.


                    The Portfolio seeks to remain fully invested in common stocks. However, the Portfolio is also authorized to invest in certain short-term fixed income securities and in stock index futures contracts and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

                    The Portfolio is responsible for voting the shares of all securities it holds.

                    The investment objective and policies of the Portfolio are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.

--------------------------------------------------------------------------------

INVESTMENT RISKS    As a mutual fund investing primarily in common stocks, the
                    Portfolio is subject to market risk -- i.e., the
The Portfolio is    possibility that common stock prices will decline over
subject to market   short or even extended periods. The U.S. stock market tends
risk                to be cyclical, with periods when stock prices generally
                    rise and periods when prices generally  decline.


                    To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1997, as measured by the Standard & Poor's 500 Composite Stock Price Index:


                         Average Annual U.S. Stock Market Returns (1926-1997)

                                     Over Various Time Horizons


                                 1 Year       5 Years      10 Years     20 Years
                                 ------       -------      --------     --------

                    Best         +53.9%        +23.9%        +20.1%      +16.9%
                    Worst        -43.3         -12.5         - 0.9       + 3.1
                    Average      +13.0         +10.5         +10.9       +10.9




                    As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.9% for all 10-year periods from 1926 to 1997. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.


                    This table of U.S. stock market returns should not be
                    viewed as a representation of future returns from the
                    Portfolio or the U.S. stock market. The illustrated returns represent the historical investment performance, which may be a poor guide to future returns. Also, stock market
                    indexes such as the S&P 500 are based upon unmanaged
                    portfolios of securities, before transaction costs and
                    other expenses. Such costs will reduce the relative
                    investment performance of the Portfolio and other "real
                    world" portfolios.
--------------------------------------------------------------------------------
WHO SHOULD          The Portfolio is designed for investors whose objective is
INVEST              to achieve a total return marginally superior to the
                    return from the S&P 500 Index with reasonable consistency
Investors seeking   over time, while minimizing the risk of substantial
a "margin of        underperformance during any individual year. Because
superiority" over   of the risks associated the with common stock investments,
S&P 500 Index       the Portfolio is intended to be a long-term  investment
                    vehicle and is not designed to provide investors with a means of speculating on short-term market movements.
                    Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor.
                    Additionally, the Portfolio has adopted exchange privilege limitations as described in the section "Exchange
                    Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.

                    No assurance can be given that the Portfolio will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. All equity portfolios are influenced by price movements in the broad equity market. Investors may wish to reduce the potential risk of investing in the Portfolio by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                    Investors should not consider the Portfolio a complete investment program, but should also maintain holdings in investments with different risk characteristics, such as bonds and money market instruments. Investors may also wish to complement an investment in the Portfolio with other types of common stock investments.

--------------------------------------------------------------------------------
IMPLEMENTATION      The Portfolio utilizes a variety of investment practices in
OF POLICIES         its effort to surpass the total return of the S&P 500 Index.


The Portfolio       The Portfolio will invest at least 65% of its assets in
invests primarily   securities that are included in the S&P 500 Index (the
in S&P 500          "Index"), and it is expected thatthe aggregate investment
                    stocks characteristics of the Portfolio will be similar to those of the Index. The S&P 500 Index measures the total investment return (capital change plus dividend income) provided by a universe of 500 common stocks, weighted by their market value. These 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the market value of all U.S. common stocks. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 50% of the Index.

                    As of December 31, 1997, the five largest companies in the Index were: General Electric Company (3.2%), Coca-Cola Company (2.2%), Microsoft Corporation (2.1%), Exxon Corporation (2.0%), and Merck & Co., Inc. (1.7%) . The largest industry categories were: pharmaceutical companies (9.3%), banks (8.5%), telephone companies (7.1%), multi-sector companies (5.4%), and computer companies (4.7%).


                    The S&P 500 Index is an unmanaged, statistical measure of stock market performance. As such, it does not reflect the actual, "real world" costs of investing in common stocks. By contrast, the Portfolio is actively managed and therefore incurs the normal costs of a mutual fund, including brokerage and execution costs, advisory fees, costs of distribution and administration, and custodial fees.

                    Standard & Poor's Corporation chooses the common stocks to be included in the S&P 500 Index solely on a statistical basis. Inclusion of a security in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness or appropriateness as an investment. Standard & Poor's Corporation is neither a sponsor of nor in any way affiliated with the Portfolio.

The Fund may invest Although it normally seeks to remain substantially fully in short-term fixed invested in common stocks, the Portfolio may invest
income securities    temporarily in certain short-term fixed income
                    securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

The Portfolio may   The Portfolio may lend its investment securities to
lend its securities qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Portfolio may   The Portfolio may borrow money, subject to the limits set
borrow money        forth on page 8, for temporary or emergency purposes,
                    including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover Although it generally seeks to invest for the long term, is not expected to the Portfolio retains the right to sell securities
exceed 100%         irrespective of how long they have been held. It is
                    anticipated that the annual portfolio turnover of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Portfolio were replaced within one year.

Derivative          Derivatives are instruments whose values are linked to or
Investing           derived from an underlying security or index. The most
                    common and conventional types of derivative securities are futures and options.

The Portfolio may   The Portfolio may invest in futures contracts and options,
invest in           but only to a limited extent. Specifically, the Portfolio
derivative          may enter into futures contracts provided that not more
securities          than 5% of its assets are required as a futures contract
                    deposit; in addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                    Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                    The Portfolio may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolio's stock holdings.


Futures contracts   The primary risks associated with the use of futures
and options pose    contracts and options are: (i) imperfect correlation
certain risks       between the change in market value of the stocks held by
                    the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.

--------------------------------------------------------------------------------

INVESTMENT          The Portfolio has adopted limitations on some of its
LIMITATIONS         investment policies. Some of these limitations are that the
                    Portfolio will not:


The Portfolio has   (a) with respect to 75% of the value of its total assets,
adopted certain         purchase the securities of any issuer (except
fundamental             obligations of the United States Government and its
limitations             instrumentalities) if as a result the Portfolio would
                        hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;


                    (b) borrow money, except that the Portfolio may borrow from banks (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments; and


                    (c) pledge, mortgage or hypothecate any of its assets to
                        an extent greater than 5% of its total assets.


                    A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF       The Portfolio is a member of The Vanguard Group of
THE PORTFOLIO       Investment Companies, a family of more than 30 investment
                    companies with more than 95 distinct investment portfolios
Vanguard            and total assets in excess of $360 billion. Through their
administers and     jointly-owned subsidiary, The Vanguard Group, Inc.
distributes the     ("Vanguard"), the Fund and the other funds in the Group
Fund                obtain at cost virtually all of their corporate
                    management, administrative and distribution services.
                    Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio
                    (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately
                    0.28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).



                    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Portfolio and choose the Fund's Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                    Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                    Vanguard provides distribution and marketing services to
                    the funds. The funds are available on a no-load basis
                    (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT          The Fund employs Franklin Portfolio Associates LLC
ADVISER             ("Associates"), Two International Place, Boston, MA
                    02110, as the Portfolio's investment adviser. Under an
Franklin Portfolio investment advisory agreement with the Fund dated April 1, Associates manages 1996, Associates manages the investment and reinvestment
the Portfolio's     of the Portfolio's assets and continuously reviews,
investments         supervises, and directs the Portfolio's investment
                    program. Associates discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                    Associates is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, Associates, a Massachusetts limited liability company, is a wholly-owned indirect subsidiary of Mellon Bank Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. As of December 31, 1997, Associates provided investment advisory services with respect to approximately $13.8 billion of client assets. Associates also serves as adviser to approximately one-third of the equity investments of Vanguard/Morgan Growth Fund, another mutual fund member of The Vanguard Group.

                    Associates employs proprietary computer models in selecting individual equity securities and in structuring investment portfolios for its clients, including the Portfolio. John
                    J. Nagorniak, President of Associates, has been designated as the portfolio manager of the Fund, a position he has held since the Fund's inception in December 1986; he is responsible for overseeing the application of Associates' quantitative techniques to the Portfolio's assets. Mr. Nagorniak and the other investment principals of Associates are responsible for the ongoing development and enhancement of Associates' quantitative investment techniques.

                    The Portfolio pays Associates an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

                    Net Assets               Rate
                    ----------------------   ----
                      First $100 million     .30%
                      Next $650 million      .15%
                      Over $750 million      .10%

                    This fee may be increased or reduced by applying an adjustment formula based on the investment performance of the Portfolio relative to the S&P 500 Index. For the year ended December 31, 1997, the advisory fee represented an effective annual basis rate of 0.13% of the Portfolio's average net assets before a decrease of 0.01% based on performance.

                    The investment advisory agreement authorizes Associates to select brokers and dealers to execute purchases and sales of the Portfolio's securities, and directs Associates to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.

                    The Portfolio has authorized Associates to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided Associates believes this to be in the best interest of the Portfolio. If more than one broker can obtain the best available price and favorable execution of a transaction, then Associates is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Associates or the Portfolio. However, Associates will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct Associates to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.


                    The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new
                    investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser
                    or as an additional adviser; (b) a change in the terms of
                    an advisory agreement; and (c)
                    the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such
                    change will only be made upon not less than 30 days' prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the
                    adviser that would have normally been included in a proxy
                    statement.
--------------------------------------------------------------------------------
PERFORMANCE         The table in this section provides investment results for
RECORD              the Portfolio for several periods throughout the Fund's
                    lifetime. (Please note, Vanguard Growth and Income
                    Portfolio was previously known simply as Vanguard
                    Quantitative Portfolios.) The results shown represent
                    "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard &
                    Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price
                    Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                    The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                                    Average Annual Return for
                              Vanguard Growth and Income Portfolio



                                        Vanguard                     Consumer
                    Fiscal Years       Growth and       S&P 500       Price
                    Ended 12/31/97  Income Portfolio     Index        Index
                    --------------  ----------------    -------      --------
                       1 Year            +35.6%          +33.4%        +1.7%
                       3 Years           +31.4           +31.2         +2.5
                       5 Years           +20.7           +20.3         +2.6
                      10 Years           +18.3           +18.1         +3.4



--------------------------------------------------------------------------------
DIVIDENDS, CAPITAL  The Portfolio expects to pay dividends consisting of
GAINS AND TAXES     ordinary income on a semi-annual basis. Capital gains
                    distributions, if any, will be made annually. The
The Portfolio pays Portfolio is managed without regard to tax ramifications. semi-annual
dividends and any   Dividend and capital gains distributions may be
capital gains       automatically reinvested or received in cash. See
annually            "Choosing a Distribution Option" for a description of
                    these distribution methods.

                    In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                    The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.


                    Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.


                    Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. Also, keep in mind that if you purchase shares in the Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be paid to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                    The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

A capital gain      A sale of shares of the Portfolio is a taxable event and
or loss may be      may result in a capital gain or loss. A capital gain or
realized upon       loss may be realized from an ordinary redemption of shares
exchange or         or an exchange of shares between two mutual funds (or two
redemption          portfolios of a mutual fund).

                    Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.


                    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.

                    The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in thatstate. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.

--------------------------------------------------------------------------------

THE SHARE PRICE     The Portfolio's share price, or "net asset value" per
OF THE PORTFOLIO    share, is calculated by divid ing the total assets of the
                    Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                    4:00 p.m. Eastern time) on each day the exchange is open for trading.

                    Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                    Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                    Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similiar groups of securities as well as any developments related to specific securities.

                    Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                    The share price for the Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

--------------------------------------------------------------------------------

GENERAL             The Fund is a Maryland corporation. The Articles of
INFORMATION         Incorporation permit the Directors to issue 1,000,000,000
                    shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of one series.

                    The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.


                    Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                    All securities and cash are held by CoreStates Bank, Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN          You may open a regular (non-retirement) account, either by
ACCOUNT AND         mail or wire. Simply complete and return an Account
PURCHASING          Registration Form and any required legal documentation,
SHARES              indicating the amount you wish to invest. Your purchase
                    must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform
                    Gifts/Transfers to Minors Act accounts, $500 minimum for an Education IRA). You must open a new Individual
                    Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution.
                    Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447).
                    Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


                    The Portfolio's shares generally are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase            1)  Because of the risks associated with common stock
Restrictions            investments, the Portfolio is intended to be a
                        long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the
                        Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The
                        Portfolio also reserves the right to suspend the offering of shares for a period of time.

                    2) Vanguard will not accept third-party checks to purchase shares of the Portfolio. Please be sure your purchase check is made payable to the Vanguard Group.

Additional          Subsequent investments to regular accounts may be made by
Investments         mail ($100 minimum), wire ($1,000 minimum), written
                    exchange from another Vanguard Fund account ($100
                    minimum), or Vanguard Fund Express. Subsequent investments to IRAs may be made by mail ($100 minimum) or written
                    exchange from another Vanguard Fund account. In some
                    instances, contributions may be made by wire or Vanguard
                    Fund Express. Please call us for more information on these options.
                    ------------------------------------------------------------

                                                       ADDITIONAL INVESTMENTS TO
                               NEW ACCOUNT                 EXISTING ACCOUNTS
Purchasing By Mail       Please include the amount
Complete and sign the    of your initial               Additional investments
enclosed Account         investment on the             should include the
Registration Form        registration form, make       Invest-by-Mail remittance
                         your check payable to The     form attached to your
                         Vanguard Group-93 and         Fund confirmation
                         mail to:                      statements. Please
                                                       make your check payable
                         The Vanguard Group            to The Vanguard Group-93,
                         P.O. Box 2600                 write your account number
                         Valley Forge, PA 19482-2600   on your check and, using
                                                       the return envelope
                                                       provided, mail to the
                                                       address indicated on the
                                                       Invest-by-Mail Form.


For express or           The Vanguard Group            All written requests
registered mail,         455 Devon Park Drive          should be mailed to one
send to:                 Wayne, PA 19087-1815          of the addresses
                                                       indicated for new
                                                       accounts. Do not send
                                                       registered or express
                                                       mail to the post office
                                                       box address.
                  ------------------------------------------------------------
Purchasing By Wire              CORESTATES BANK, N.A.
Money should be                 ABA 031000011
wired to:                       CORESTATES NO. 0101 9897
                                ATTN: VANGUARD
Before Wiring                   VANGUARD GROWTH AND INCOME PORTFOLIO
Please contact                  ACCOUNT NUMBER
Client Services                 ACCOUNT REGISTRATION
(1-800-662-2739)

                    To assure proper receipt, please be sure your bank includes the Fund name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are
                    opening a new account, please complete the Account
                    Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal
                    Funds wire purchase orders will be accepted only when the
                    Fund and Custodian Bank are open for business.
                    ------------------------------------------------------------
Purchasing By       Telephone exchanges are not permitted to or from
Exchange (from a    non-retirement accounts in  Vanguard Growth and
Vanguard account)   Income Portfolio. (The Fund will accept telephone exchange requests for retirement accounts only.) You may, however,
                    purchase shares of the Portfolio by exchange from another
                    Vanguard Fund account by providing the appropriate
                    information on your Account Registration Form. The Portfolio reserves the right to refuse any exchange purchase request.
                    ------------------------------------------------------------
Purchasing By Fund  The Fund Express Special Purchase option lets you move money
Express             from your bank account to your Vanguard account on an "as
                    needed" basis. Or if you choose the Automatic Investment
Special Purchase    option, money will be moved automatically from your bank
and Automatic       account to your Vanguard account on the schedule (monthly,
Investment          bimonthly

                    [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.

--------------------------------------------------------------------------------
CHOOSING A          You must select one of four distribution options:
DISTRIBUTION
OPTION              1.  Automatic Reinvestment Option -- Both dividend and
                        capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                    2. Cash Dividend Option -- Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

                    3. Cash Capital Gain Option -- Your capital gains distributions will be paid in cash and your dividends will be reinvested in additional Fund shares.

                    4. All Cash Option -- Both dividend and capital gains distributions will be paid in cash.

                    You may change your option by calling our Client Services Department (1-800-662-2739).

                    If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                    In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

--------------------------------------------------------------------------------

TAX CAUTION         Under Federal tax laws, the Portfolio is required to
                    distribute net capital gains and dividend income to
Investors should    Portfolio shareholders. These distributions are made to all
ask about the       shareholders who own Portfolio shares as of the
timing of capital   distribution's record date, regardless of how long the
gains and dividend  shares have been owned. Purchasing shares just prior to the
distributions       record date could have a significant impact on your tax
before investing    liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                    Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual capital gains distribution normally occurs in December, while income dividends are generally paid semi-annually in June and December. In addition, the Portfolio may be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

--------------------------------------------------------------------------------
IMPORTANT           The easiest way to establish optional Vanguard services on
INFORMATION         your account is to select the options you desire when you
                    complete your Account Registration Form.

Establishing        If you wish to add options later, you may need to provide
Optional            Vanguard with additional information and a signature
Services            guarantee. Please call our Client Services Department
                    (1-800-662-2739) for further assistance.


Signature           For our mutual protection, we may require a signature
Guarantees          guarantee on certain written transaction requests. A
                    signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates        Share certificates will be issued upon request. If a
                    certificate is lost, you may incur an expense to replace it.


Broker/Dealer       If you purchase shares in Vanguard Funds through a
Purchases           registered broker/dealer or investment adviser, the
                    broker/dealer or adviser may charge a service fee.

Cancelling Trades   The Portfolio will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic once the trade request has been received in writing or by telephone.


Electronic          You may receive a prospectus for the Fund or any of the
Prospectus          Vanguard Funds in an electronic format through Vanguard's
Delivery            website at www.vanguard.com. For additional information
                    please see "Other Vanguard Services -- Computer Access."

--------------------------------------------------------------------------------

WHEN YOUR           Your trade date is the date on which your account is
ACCOUNT WILL BE     credited. If your purchase is made by check, Federal Funds
CREDITED            wire or exchange and is received by the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                    In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

--------------------------------------------------------------------------------

SELLING YOUR        You may withdraw any portion of the funds in your account by
SHARES              redeeming shares at any time. (Please see "Important
                    Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.


Selling By Mail     Requests should be mailed to The Vanguard Group, Vanguard
                    Growth and Income Portfolio, P.O. Box 1120, Valley Forge, PA
                    19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Growth and Income
                    Portfolio, 455 Devon Park Drive, Wayne, PA 19087-1815.)



                    The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
                    ------------------------------------------------------------
Definition of Good  Good Order means that the request includes the following:
Order
                    1. The account number and Fund name.
                    2. The amount of the transaction (specified in dollars or
                       shares).
                    3. The signatures of all owners exactly as they are
                       registered on the account.
                    4. Any required signature guarantees.

                    5. Other supporting legal documentation that may be
                       required in the case of estates, corporations, trusts and certain other accounts.

                    6. Any certificates that you are holding for the account.

                    If you have questions about this definition as it pertains to your request, please call our Client Services Department (1-800-662-2739).
                    ------------------------------------------------------------

Selling By          To sell shares by telephone, you or your pre-authorized
Telephone           representative may call our Client Services Department at
                    1-800-662-2739. The proceeds will be sent to you by mail.
                    Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners. Please see "Important Information About
                    Telephone Transactions".

                    ------------------------------------------------------------

Selling By Fund     If you select the Fund Express Automatic Withdrawal option,
Express             money will be automatically moved from your Vanguard Fund
                    account to your bank account according to the schedule you
Automatic           have selected. The Special Redemption option lets you move
Withdrawal          money from your Vanguard account to your bank account on
& Special           an "as  needed" basis. To establish these Fund Express
Redemption          options, please provide the appropriate information on the
                    Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.

                    ------------------------------------------------------------

Selling by          You may sell shares by making an exchange into another
Exchange            Vanguard Fund account. Exchanges may be made only by mail;
                    telephone exchanges between non-retirement accounts are not accepted for the Portfolio.
                    ------------------------------------------------------------
Important           Shares purchased by check or Fund Express may be redeemed at
Redemption          any time. However, your redemption proceeds will
Information         not be paid until payment for the purchase is collected,
                    which may take up to ten calendar days.

                    ------------------------------------------------------------
Delivery of         Redemption requests received by telephone prior to the close
Redemption          of trading on the Exchange are processed on the day of
Proceeds            receipt and the redemption proceeds are normally sent on the following business day.


                    Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                    Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."



                    If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Portfolio reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                    If the Board of Directors determines that it would be
                    detrimental to the best interests of the Fund's remaining
                    shareholders to make payment in cash, the Fund may pay
                    redemption proceeds in whole or in part by a distribution
                    in kind of readily marketable securities.
                    ------------------------------------------------------------
Vanguard's Average  If you make a redemption from a qualifying account, Vanguard
Cost Statement      will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see
                    "Statements and Reports" for additional information.
                    ------------------------------------------------------------

Low Balance fee     Due to the relatively high cost of maintaining smaller
and Minimum         accounts, the Fund will automatically deduct a $10 annual
Account Balance     fee in either June or December from non-retirement accounts
Requirement         with balances falling below $2,500 ($500 for Uniform
                    Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.


                    In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                    Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).


--------------------------------------------------------------------------------
EXCHANGING YOUR     Should your investment goals change, you may exchange your
SHARES              shares of Vanguard Growth and Income Portfolio for those of other available Vanguard funds. Exchanges to or from Vanguard Growth and Income Portfolio may be made only by mail. Telephone exchanges between non-retirement accounts are not accepted for the Portfolio.


Exchanging By Mail  Please be sure to include on your exchange request the name and account number of your current Fund, the name of the
                    Fund you wish to exchange into, the amount you wish to
                    exchange, and the signatures of all registered account
                    holders. Send your request to The Vanguard Group, Vanguard
                    Growth and Income Portfolio, P.O. Box 1120, Valley Forge,
                    PA 19482-1120. (For express or registered mail, send your
                    request to The Vanguard Group, Vanguard Growth and Income
                    Portfolio, 455 Devon Park Drive, Wayne, PA 19087-1815.)
                    ------------------------------------------------------------
Exchanging Online   You may use your personal computer to exchange shares of
                    most Vanguard funds by accessing our website
                    (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                    The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Total International Portfolio, and Vanguard Growth and Income Portfolio (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

                    ------------------------------------------------------------
Important Exchange  Before you make an exchange, you should consider the
Information         following:

                    o Please read the Fund's prospectus before making an
                      exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                    o An exchange is treated as a redemption and a purchase.
                      Therefore, you could realize a taxable gain or loss on the transaction.


                    o Exchanges by telephone are accepted only if the
                      registrations and the taxpayer identification numbers of the two accounts are identical.

                    o To exchange into an account with a different registration
                      (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

                    o The shares to be exchanged must be on deposit and not held in certificate form.

                    o New accounts are not currently accepted in
                      Vanguard/Windsor Fund.

                    o The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received all required documentation in Good Order.

                    o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.


                    Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------
EXCHANGE            The Portfolio's exchange privilege is not intended to afford
PRIVILEGE           shareholders a way to speculate on short-term movements in
LIMITATIONS         the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio and increase transaction costs, the Portfolio has established a policy of limiting excessive exchange activity.


                    Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Portfolio during any twelve month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------

IMPORTANT           The ability to initiate redemptions (except wire or Fund
INFORMATION         Express redemptions) by telephone is automatically
ABOUT TELEPHONE     established on your account unless you request in writing
TRANSACTIONS        that telephone transactions on your account not be
                    permitted.


                    To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                    1. Security Check. To request a transaction by telephone,
                       the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                    2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                    Neither the Fund nor Vanguard will be responsible for the
                    authenticity of transaction instructions received by
                    telephone, provided that reasonable security procedures
                    have been followed. Vanguard believes that the security
                    procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any
                    losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------
TRANSFERRING        You may transfer the registration of any of your Portfolio
REGISTRATION        shares to another person by completing a transfer form and sending it to: The Vanguard Group, Attention: Transfer
                    Department, P.O. Box 1110, Valley Forge, PA 19482-1110. The
                    request must be in Good Order. To obtain a transfer form and complete instructions, please call our Client Services
                    Department (1-800-662-2739).
--------------------------------------------------------------------------------
STATEMENTS AND      Vanguard will send you a confirmation statement each time
REPORTS             you initiate a transaction in your account except for
                    checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                    Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost, single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                    Financial reports on the Fund will be mailed to you
                    semiannually, according to the Fund's fiscal year-end. To
                    keep the Fund's cost as low as possible (so that you and
                    other shareholders can keep more of the Fund's investment
                    earnings), Vanguard attempts to eliminate duplicate
                    mailings to the same address. When we find that two or more
                    Fund shareholders have the same last name and address, we
                    send just one Fund report to that address--instead of
                    mailing separate reports to each shareholder. If you want
                    us to send separate reports, however, you may notify our
                    Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
OTHER VANGUARD      For more information about any of these services, please
SERVICES            call our Investor Information Department at 1-800-662-7447.

Vanguard Direct     With Vanguard's Direct Deposit Service, most U.S.
Deposit Service     Government checks (including Social Security and military
                    pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                    Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic  Vanguard's Automatic Exchange Service allows you to move
Exchange Service    money automatically among your Vanguard Fund accounts. For instance, the service can be used
                    to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services
                    Department at 1-800-662-2739 for additional information.

Vanguard Fund       Vanguard's Fund Express allows you to transfer money
Exchange Service    between your Portfolio account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a
                    Fund Express application.

                    Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend   Vanguard's Dividend Express allows you to transfer your
Express             dividend and/or capital gains distributions automatically
                    from your Portfolio account, one business day after the Portfolio's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a
                    Vanguard Dividend Express application.

Vanguard            Vanguard's Tele-Account is a convenient, automated service
Tele-Account(R)     that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                    Vanguard's Tele-Account service, dial 1-800-ON-BOARD
                    (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information
                    Department (1-800-662-7447).

Vanguard Online     Use your personal computer to learn more about Vanguard's
www.vanguard.com    funds and services; keep in touch with your Vanguard
                    accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                    Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                [GRAPHIC OMITTED]                        [GRAPHIC OMITTED]



               -----------------
               The Vanguard Group                       P R O S P E C T U S
               P.O. Box 2600
               Valley Forge, PA 19482

               Investor Information                        APRIL 17, 1998
                Department:
               1-800-662-7447 (SHIP)                     FORMERLY KNOWN AS
                                                              VANGUARD
               Client Services                              QUANTITATIVE
                Department:                                  PORTFOLIOS
               1-800-662-2739 (CREW)

               Tele-Account for
                24-Hour Access:
               1-800-662-6273 (ON-BOARD)

               Telecommunication Service
                for the Hearing-Impaired:
               1-800-662-2738

               Transfer Agent:
               The Vanguard Group, Inc.
               P.O. Box 2600
               Valley Forge, PA 19482


























               P093

                                    PART B

                    VANGUARD QUANTITATIVE PORTFOLIOS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                                April 17, 1998


     This Statement is not a prospectus but should be read in conjunction with the Fund's Prospectus for Vanguard Growth and Income Portfolio (the "Portfolio") dated April 17, 1998. (Prior to April 30, 1997, the Portfolio was known as Vanguard Quantitative Portfolios.) To obtain the Prospectus please call:




                        Investor Information Department
                                1-800-662-7447



                               TABLE OF CONTENTS





                                                                           Page
                                                                          -----
Investment Policies ...................................................    B-1
Investment Limitations ................................................    B-5
Yield and Total Return ................................................    B-7
Purchase of Shares ....................................................    B-7
Redemption of Shares ..................................................    B-7
Management of the Fund ................................................    B-8
Investment Advisory Services ..........................................   B-11
Portfolio Transactions ................................................   B-12
Financial Statements ..................................................   B-13
Performance Measures ..................................................   B-14
General Information ...................................................   B-16


                              INVESTMENT POLICIES


     Futures Contracts. The Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregrated at the Portfolio's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolio intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.


     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.

     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, the Portfolio bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.

     Use of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the Adviser will incorrectly predict stock market trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. The Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Portfolio's business of investing in securities. Any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.

     Repurchase Agreements. The Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers to generate net investment income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank with minimum assets of at least $2 billion or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. The Fund's Board of Directors will monitor the Portfolio's repurchase agreement transactions and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 15% of the Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     Lending of Securities. The Portfolio may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act"), or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Portfolio's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


                             INVESTMENT LIMITATIONS

     The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Portfolio or, if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. The Portfolio may not under any circumstances:

      1) Invest for the purpose of exercising control over the management of any company;

      2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      3) Invest in securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Portfolio's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

      4) Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

      5) Purchase or otherwise acquire any security if, as a result more than 15% of its net assets would be invested in securities that are illiquid (including the Portfolio's investment in The Vanguard Group, Inc.);

      6) Borrow money, except that the Portfolio may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;

      7) Invest in commodities or real estate, although the Portfolio may use stock futures contracts or options for hedging purposes only, and provided that not more than 5% of the Portfolio's assets are required as a futures contract deposit and not more than 20% of the Portfolio's assets are committed to futures contracts and options transactions, and, may purchase and sell securities of companies which deal in real estate, or interests therein;

      8) Purchase securities on margin or sell any securities short, except that the Portfolio may invest in futures contracts and options transactions as set forth above in (7);

      9) Purchase or retain any security if (i) one or more Officers, Directors or partners of the Portfolio or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities;

      10) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (6) above) which are publicly distributed, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder;

      11) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets;

      12) Invest directly in interests in oil, gas or other mineral exploration or development programs;

      13) Invest more than 25% of the value of its total assets in any one industry; or

      14) Purchase or sell options or warrants or engage in arbitrage operations except as described above in (7).

     The above-mentioned investment limitations are considered at the time the investment securities are purchased. Notwithstanding these limitations, the Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Portfolio and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Portfolio and other investment companies. See "The Vanguard Group." As a non-fundamental policy, the Portfolio will not invest more than 5% of its total assets in the securities of companies that, together with their predecessors, have been in continuous operation for less than three years.

                            YIELD AND TOTAL RETURN

     The yield of the Portfolio for the 30-day period ended December 31, 1997 was +1.60%.

     The average annual total return of the Portfolio for the 1-, 5- and 10-year periods ended December 31, 1997 was +35.59%, +20.74% and +18.33%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment. Note: Prior to April 30, 1997, the Portfolio was known as Vanguard Quantitative Portfolios.

                              PURCHASE OF SHARES

     The Portfolio reserves the right in its sole discretion: (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

     The Portfolio may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

     The Portfolio has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of the Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     The Portfolio has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf subject to those terms and conditions. Under this arrangement, the Portfolio will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Portfolio's instructions. Customer orders that are properly transmitted to the Portfolio by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Portfolio's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Portfolio's net asset value calculated at the close of trading that day.

                            MANAGEMENT OF THE FUND

Directors and Officers

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Director*
   Senior Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Director*
   Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, (DOB: 9/28/1935) Director
   Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Director
   Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Director
   President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, (DOB: 8/28/1932) Director
   Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England
   Telecommunications Company.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Director
   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, (DOB: 6/12/1936) Director
   President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Director
   Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Director
   Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
   Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer*
   Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*
   Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------------------------
*Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

     The Vanguard Group. Vanguard Growth and Income Portfolio is a portfolio of Vanguard Quantitative Portfolios, Inc., a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1997, the Fund had contributed capital of $138,000 to Vanguard, representing 0.6% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

     Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1997, the Portfolio's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $3,537,000.

     Distribution. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended December 31, 1997, the Portfolio paid approximately $381,000 of the Group's distribution and marketing expenses which represented an effective annual rate of .02 of 1% of the Portfolio's average net assets.

     Investment Advisory Services. Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard STAR Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund, as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds using these services.

Director/Trustee Compensation

     The individuals in the table on page 11 serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their Officers on a shared basis, as well. However, Officers are compensated by The Vanguard Group, Inc., not the Funds.

     Independent Directors/Trustees. The Funds compensate their independent Directors/Trustees--that is, the ones who are not also officers of the Fund--in three ways:

   o The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

   o The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

   o Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.

     "Interested" Directors/Trustees. The Funds' interested
Directors/Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as Officers of The Vanguard Group, Inc.

     Compensation Table. The following table provides compensation details for each of the Directors. For the Portfolio, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended December 31, 1997.

                     VANGUARD GROWTH AND INCOME PORTFOLIO
                              COMPENSATION TABLE



                                    Aggregate     Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued As     Annual Benefits    From All Vanguard Funds
Names of Directors                  From Fund     Part of Fund Expenses    Upon Retirement     Paid to Directors(2)
-------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ..............       None                None                  None                   None
John J. Brennan(1) ............       None                None                  None                   None
Barbara Barnes Hauptfuhrer.....       $ 429               $ 62                 $15,000                $70,000
Robert E. Cawthorn ............       $ 429               $ 52                 $13,000                $70,000
Bruce K. MacLaury .............       $ 455               $ 58                 $12,000                $65,000
Burton G. Malkiel .............       $ 431               $ 41                 $15,000                $70,000
Alfred M. Rankin, Jr. .........       $ 429               $ 33                 $15,000                $70,000
John C. Sawhill ...............       $ 429               $ 39                 $15,000                $70,000
James O. Welch, Jr. ...........       $ 429               $ 48                 $15,000                $70,000
J. Lawrence Wilson ............       $ 429               $ 34                 $15,000                $70,000


(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


                         INVESTMENT ADVISORY SERVICES

     The Fund employs Franklin Portfolio Associates LLC ("Associates") under an advisory agreement dated April 1, 1996, to manage the investment and reinvestment of the Portfolio's assets and to continuously review, supervise and administer the Portfolio's investment program. Associates discharges its responsibilities subject to control of the Officers and Directors of the Fund.

     The Portfolio pays Associates a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:




                             Net Assets            Rate
                       ----------------------   ----------
                         First $100 million     0.30%
                          Next $650 million     0.15%
                          Over $750 million     0.10%


     The Basic Fee paid to Associates may be increased or decreased by applying an adjustment formula based on the Portfolio's investment performance. Such formula provides for an increase or decrease in the Basic Fee in an amount equal to .20% per annum (.05% per quarter) of the first $100 million of average month-end net assets of the Portfolio, and .10% per annum (.025% per quarter) of average month-end net assets over $100 million, if the Portfolio's investment performance for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index") for the same period; or by an amount equal to .10% per annum (.025% per quarter) of the first $100 million of average month-end net assets and .05% per annum (.0125% per quarter) of average month-end net assets over $100 million, if the Portfolio's investment performance for such thirty-six months is three or more but less than six percentage points above or below, respectively, the investment record of the S&P Index for the same period.

     For example, if the average net assets of the Portfolio were $100 million or less, and its investment performance for the preceding three-year period was more than six percentage points above the S&P Index, the total fee would be 0.50% of average net assets, consisting of the Basic Fee of 0.30%, and an Incentive Fee or 0.20%. Conversely, if performance were six percentage points below the S&P, the total fee would be 0.10% of net assets-- the Basic Fee of 0.30%, adjusted for a penalty of 0.20%. Above assets levels of $100 million, both the Basic Fee and the Incentive Fee are reduced, as described above.

     The present agreement continues until March 31, 1999. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract of "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Portfolio; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of the Portfolio's outstanding voting securities on 60 days' written notice to Associates, or (2) by Associates upon 90 days' written notice to the Portfolio.

     The Fund's Board of Directors may, without the approval of shareholders, provide for:

      (i) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

      (ii) A change in the terms of an advisory agreement; and

      (iii) The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

     During the years ended December 31, 1995, 1996 and 1997, the Portfolio paid investment advisory fees of approximately $1,280,000, $1,646,000, and $2,231,000 before a decrease of $244,000 based on performance, respectively.

     Description of Associates. Associates is a Delaware corporation and is a wholly-owned indirect subsidiary of Mellon Bank Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc.


                            PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Portfolio. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Portfolio and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Portfolio's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

     Currently, it is the Portfolio's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Portfolio. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Portfolio. However, the Adviser has informed the Portfolio that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Portfolio does not market its shares through intermediary brokers or dealers, it is not the Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Portfolio may place portfolio orders with qualified broker-dealers who recommend the Portfolio to other clients, or who act as agent in the purchase of the Portfolio's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of the Portfolio shares by a broker or dealer in selecting among qualified broker-dealers.


     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients services by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. During the years ended December 31, 1995, 1996 and 1997 the Fund paid $527,912, $1,563,135 and $2,018,001 in brokerage commissions, respectively.



                             FINANCIAL STATEMENTS


     The Fund's Financial Statements as of and for the year ended December 31, 1997, appearing in the Vanguard Growth and Income Portfolio's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                             PERFORMANCE MEASURES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     Each of the investment company members of The Vanguard Group, including Vanguard Quantitative Portfolios, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.


Standard and Poor's 500 Composite Stock Price Index -- is a well diversified list of 500 companies representing the U.S. Stock Market.


Standard & Poor's MidCap 400 Index -- is composed of 400 medium sized domestic stocks.


Standard & Poor's SmallCap 600/BARRA Value Index -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.


Standard & Poor's SmallCap 600/BARRA Growth Index -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


Russell 1000 Value Index -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.


Wilshire 5000 Equity Index -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia, Asia, and the Far East.


Goldman Sachs 100 Convertible Bond Index -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.


Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly-issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.



Lehman Long-Term Treasury Bond Index -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.


Merrill Lynch Corporate & Government Bond Index -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.



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

Lehman Corporate (Baa) Bond Index -- all publicly-offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Bond Buyer Municipal Bond Index -- is a yield index on current-coupon high grade general-obligation municipal bonds.

Standard & Poor's Preferred Index -- is a yield index based upon the average yield for four high grade, non-callable preferred stock issues.

NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

Composite Index -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Composite Index -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard and Poor's Telephone Index).

Lehman Long-Term Corporate AA or Better Bond Index -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar- denominated, SEC-registered corporate debt rated AA or AAA.

Lehman Brothers Aggregate Bond Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

Lehman Brothers Long (10+) Government/Corporate Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

                              GENERAL INFORMATION

     Description of Shares and Voting Rights. The Fund is a diversified open-end investment company established under Maryland law. Under Amended and Restated Articles of Incorporation dated September 2, 1986, the Directors of the Fund are permitted to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering shares of one Portfolio.

     The Fund's shares are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class, and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.


B-16